FLEXDESIGN® VUL

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
ReliaStar Life Insurance Company
and its
SelectHLife Variable Account

Supplement dated August 26, 2003, to the Prospectus dated May 1, 2003, as amended June 2, 2003, June 19, 2003, and June 25, 2003

This supplement amends certain information contained in the prospectus dated May 1, 2003, as amended on June 2, 2003, June 19, 2003, and June 25, 2003. Please read it carefully and keep it with your prospectus for future reference.

______________________________________________________________________

Information about the management of certain ING Variable Products Trust portfolios in Appendix B is amended as follows:

Effective August 1, 2003, Aeltus Investment Management, Inc. became the subadviser to the ING VP Growth Opportunities Portfolio, the ING High Yield Bond Portfolio, the ING International Value Portfolio, the ING VP MagnaCap Portfolio, the ING MidCap Opportunities Portfolio and the ING VP SmallCap Opportunities Portfolio. Accordingly, Appendix B of the prospectus is hereby revised to reflect these new sub-advisory arrangements.

Information about the Janus Aspen Series Mid Cap Growth Portfolio in Appendix B is hereby deleted in its entirety and replaced with the following:

Fund Name	Investment Adviser/ Subadviser	Investment Objective	Total Annual Fund Expenses
Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)[15]	Investment Adviser: Janus Capital	A diversified portfolio that seeks long term growth of capital	Gross: 0.67% Net: 0.67%

127518	Page 1 of 1	August 2003

FLEXDESIGN® VUL

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
ReliaStar Life Insurance Company
and its
SelectHLife Variable Account

Supplement dated August 26, 2003, to the Statement of Additional Information dated May 1, 2003, as amended June 19, 2003

This supplement amends certain information contained in the Statement of Additional Information dated May 1, 2003, as amended on June 19, 2003. Please read it carefully and keep it with your Statement of Additional Information for future reference.

______________________________________________________________________

The last paragraph of the "Distribution of the Policies" section in the Statement of Additional Information is hereby deleted and replaced with the following:

We pay wholesaler fees and marketing and training allowances. We may provide repayments or make sponsor payments for broker/dealers to use in sales contests for their registered representatives. We do not hold contests directly based on sales of this product. We do hold training programs from time to time at our own expense.

Further, broker/dealers and agents/representatives may be eligible to receive certain overrides and other benefits, which may include cash compensation, based on the amount of earned commissions, agent/representative recruiting and other activities that promote the sale of policies.

We pay dealer concessions, wholesaling fees, overrides, other allowances and benefits and the costs of all other incentives or training programs from our resources which include sales charges.

Page 1 of 1	August 2003